Exhibit 99.1

HOEFER & ARNETT 2005 ASIAN BANKING CONFERENCE MetroCorp Bancshares, Inc NASDAQ: MCBI

MetroBank Learning from the past. Moving to the future.

Forward-Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe MetroCorp's future plans, projections, strategies and expectations, are based on assumptions and involve a number of risks and uncertainties, many of which are beyond MetroCorp's control. Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic conditions and various other factors. Additional information concerning such factors that could affect MetroCorp is contained in MetroCorp's filings with the SEC.

18 Years of Growth and Profitability Largest publicly-owned independent Asian-American bank outside of California $1.1 Billion + Asset base Profitable each year Established leadership presence in Houston/Dallas Foothold in Los Angeles/San Diego

Mission MetroBank is an independent community bank dominant in the Asian market we serve, with the highest quality of service and product value. We acquire and develop innovative, optimal and professional core competencies to meet the current and emerging needs of our market with passion and urgency.

Asian Population in California & Texas 3,911,866 607,230 Source: U.S. Census, estimate 2003

Asian population in Texas, 2000 Growing at an average annual rate of 4.5% Source: U.S. Census

MetroBank Locations, Houston

MetroBank Locations, Dallas Opportunity

Asian Population in Los Angeles & San Diego Los Angeles - 1,682,139 San Diego - 265,341 Source: U.S. Census, estimate 2003

SAN DIEGO

MONTEREY PARK AREA

Financial Performance

Milestones 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Q3 Assets 3 36.8 114.6 140 169 183 192 231 323 427 505 595 669 738 744 842 867 914 Employees 10 19 101 122 116 115 122 141 178 224 224 279 282 314 297 306 299 280 284 Assets as of 9/30/05 935 $ in Millions 1987: Open for business 1989: 1st acquisition; Industrial Bank 1998: MCBI listed on NASDAQ Oct. 2005: 2nd acquisition - First United Bank, California

Balance Sheet Growth 2000 2001 2002 2003 2004 2005 Q3 Loans 486 495 531 557 595 613 Deposits 626 643 691 725 755 789 Total Assets 738 744 842 867 914 935 $ in million Loan: 5.0% CAGR Deposit: 5.0% CAGR Asset: 5.1% CAGR

Profitable Since 1990 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 YTD 2005 Q3 Net income 992 1247 1849 2019 2505 2600 2013 4168 6119 7130 5952 7854 8970 4110 8594 7866 $ $ 7,866 Net Income (in thousands)

Shareholder's Return 2000 2001 2002 2003 2004 YTD 2005 Q3* ROAA 0.0085 0.0108 0.0113 0.0048 0.0097 ROAA 0.0116 2000 2001 2002 2003 2004 YTD 2005 Q3* ROAE 0.11 0.1221 0.1255 0.0538 0.106 ROAE 0.119 Return on Average Assets Return on Average Equity * Annualized

Asset Quality 2000 2001 2002 2003 2004 2005 Q3 Net nonperforming Assets/ Total Assets 0.0026 0.0049 0.0184 0.0288 0.0167 Net nonperforming Assets/ Total Assets 0.0188 2000 2001 2002 2003 2004 YTD 2005 Q3 Net loan charge-offs / Avg. total loans 0.0119 0.0084 0.0049 0.0097 0.0019 Net loan charge-offs / Avg. total loans 0.0018 Net Non-performing Assets / Total Assets Net charge-offs / Total Loans

Net Interest Margin 2000 2001 2002 2003 2004 YTD 2005 Q3 Net Interest Margin 0.0542 0.0456 0.0444 0.0381 0.0402 0.0449

Efficiency Ratio 2000 2001 2002 2003 2004 YTD 2005 Q3 Target Efficiency 0.6097 0.6144 0.592 0.7122 0.6695 Efficiency 0.6385 Efficiency 0.55

Loan Portfolio - By Type 2002 2003 2004 2005 Q3 Commercial and Industrial 0.609 0.594 0.579 0.5297 R/E Mortgage 0.324 0.344 0.334 0.3866 R/E Construction 0.048 0.044 0.071 0.0697 Consumer 0.019 0.019 0.016 0.014

Loan Portfolio - Industry Concentration 2002 2003 2004 2005 Q3 Convenience stores/ gasoline stations 0.083 0.083 0.071 0.044 Hotel/Motels 0.162 0.125 0.094 0.082 Restaurants 0.093 0.094 0.081 0.059 Nonresidential building for rent/lease 0.222 0.235 0.3 0.299 Wholesale trade 0.113 0.115 0.102 0.094 All other 0.327 0.349 0.353 0.422

Management

Leaders An average of 20 years of banking experience Don J. Wang Chairman of the Board George M. Lee President, CEO, Executive Vice Chair of MetroCorp David Tai Chief Business Development Officer, President of MetroBank Bert Baker Chief Lending Officer David Choi Chief Financial Officer Allen Cournyer Chief Information and Operations Officer Kevin Shu Chief Accounting Officer Michelle Phung Chief Human Resources Officer Terrance Tangen Chief Credit Officer Mitchell Kitayama CEO First United Bank Andrew Yip President of First Untied Bank

Management Teams Diverse Skills. Diverse Cultures. David Tai & Business Development Bert Baker Terry Tangen & Asset Quality Steve Sung Allen Cournyer & Technology and Operations Andy Ho Michelle Phung & Human Resources Rosie Antoine David Choi & Finance/Accounting Kevin Shu Mitchell Kitayama First United Bank Andrew Yip

Customer Focused

Energize and Mobilize! Realign strategy Redesign processes Restructure resources

Integration of Functions

Integration of Functions

Expectations Improved asset quality Efficiency ratio improvement Balanced asset/earning growth Expansion & diversification of business portfolio Optimizing synergy between Texas and California Brand/Image improvement

Gee Hwei